2007 Investor Day January 18, 2007 New York, NY Molina Healthcare, Inc. Exhibit 99.2

2
Cautionary Statement
“Safe Harbor” Statement under the Private Securities Litigation Reform
Act of 1995: This presentation contains "forward-looking statements". All of the Company's forward-looking statements are subject to numerous known and unknown risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is expected to have read Molina’s Form 10-K for the year ended December 31, 2005, and its Forms 10-Q for the quarters ended
March 31, 2006, June 30, 2006, and September 30, 2006. All forward-
looking statements should be considered in connection with the risk factors and cautionary statements contained in our reports and filings with the Securities and Exchange Commission. Unless otherwise indicated, all forward-looking statements represent our judgment as of
January 18, 2007, and we disclaim any obligation to update such statements.
Important Note: Unless otherwise indicated, statements regarding the
Company’s results as of December 31, 2006 are annualized based on the
Company’s results as of September 30, 2006, and do not represent actual fourth-quarter or 2006 year-end results.

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY J. Mario Molina, MD President & Chief Executive Officer Molina Healthcare, Inc.

4 Competitive Advantage Operational Efficiency Membership Growth Medical Management

5
About Us
Our goal is to be the industry leader with a reputation for
excellence and sustainable financial performance.
Revenues $2.0 Billion*
Over one million members
1,950 employees
NCQA Accredited
1 Billion in Market Cap
28 million shares outstanding
Founded over 25 years ago
*Annualized figure based on September 30, 2006 results.
~
~
~
~

6
Business Snapshot
405
489
788
893
564
1,020
298
'00 '01 '02 '03 '04 '05 '06
Washington
281,000
California
300,000
New Mexico
64,000
Utah
52,000
Michigan
228,000
Ohio
76,000
Texas
19,000
Membership growth Markets and members served
TANF
89%
ABD
5%
SCHIP
6%
MASNP
<1%
Our members
1
1. Estimated membership December 31, 2006. Excludes discontinued operation in Indiana.
1

7
Sizeable Market with Continued Opportunities for Growth
TANF
75%
Aged
11%
Disabled
14%
Medicaid
Eligibles:
45.6 M
1. Urban Institute estimates based on data from MSIS, Kaiser Commission on Medicaid and the Uninsured 2005, CMS, & Company Estimates
Managed care is an alternative to state’s rising Medicaid costs
Migration of new populations to managed care
Growing diversity and complexity of social and healthcare needs
Medicaid
Expenditures:
$300B
1
TANF
30%
Aged
28%
Disabled
42%
1
~
~
~
~

8 Membership Growth: Managed Care Expansions Time Choice Default Steady State Re-Certifications Expansion Stages

9 Membership Growth: Segmentation LTC Duals ABD TANF = patients in need of more complex care; for illustrative purposes only not an actual percentage number of potential enrollees

25+ years of Medicaid experience
& provider roots
NCQA accredited in 5 states
Management team
Administrative efficiency
Cultural & linguistic
services
Sizeable market with continued opportunities for growth
Medicaid  Expenditures:
$300B
Competencies Other Opportunities
Staff  model offices
Medicare
Long term care
Molina Healthcare Insurance
TANF
30%
Aged
28%
Disabled
42%
~
~

Growth & Focus
2003 2004 2005 2006
$2.0
FY 2002
Revenues
(billions)
maintain prior
years initiatives
+
case & disease
mgmt
administrative
leverage
margin
expansion
differentiation
diversification
medical mgmt
- UM
- unit costs
Start-ups
new populations
- ABD, Duals
TANF platform
consolidation
acquisitions
$1.0

Admin Efficiency
Mobility Barrier
MOLINA
HEALTHCARE

12

MOLINA
HEALTHCARE

Strategic Positioning Investment in Quality Standard Superior Low High Commercial HMOs Medicaid HMOs © 2007 Molina Healthcare, Inc.

Business Strategy
Network & Contract
Mgmt.
Case & Health
Mgmt.
Utilization
Mgmt.
Claims Payout
Mgmt.
Standardized Policies
& Procedures
Leveraging Technology
Management
Depth
New Populations
Acquisitions
Organic Growth
Appropriate
Quality Care
Cost
Advantage
Long-Term Profitable Growth
1
Membership
Growth
2 3
Operational
Efficiency
Medical
Management
© 2007 Molina Healthcare, Inc.
Top Line
Growth
Scale Economies
Stakeholders
Corporate Culture

U.S.News
AMERICA'S BEST HEALTH PLANS
toolkit
CHCS
CIO
The Great OS Experiment
NCQA
Accreditation
Forbes
AT&T
HispanicBusiness
500
FORTUNE
500

14

Recognized for Quality, Innovation, and Success
All of Molina’s eligible health plans
named among the nation’s Top 50
Medicaid health plans by US News &
World Report
Recognized  for innovation in multi-
cultural healthcare by The Robert Wood
Johnson Foundation, NCQA and CHCS
A Fortune 1000 Company
Ranked among Forbes 400 Best Big
Company’s in America

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY Terry P. Bayer Chief Operating Officer Molina Healthcare, Inc. Health Plan Executive Panel

Health Plan Executive Panel Stephen T. O’Dell President Molina Healthcare of California Ann O. Wehr President Molina Healthcare of New Mexico Jesse L. Thomas President Molina Healthcare of Ohio

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY Stephen T. O’Dell President Molina Healthcare of California California Update

About Molina Healthcare of California
254,000
253,000
302,000
321,000
253,000
'02 '03 '04 '05 '06
Membership history
1
1. Estimated membership December 31, 2006
First company health plan
Serves 6 counties
Multiple government contracts
Acquired Medicaid business from Sharp and
Universal Care in San Diego County in 2005
Staff model presence
Sacramento
Sacramento
San Diego
San Diego
Los Angeles
Los Angeles

California Topics Short Term Profitability Priorities 2007 Initiatives Prospects for Coverage Expansion in California

California Priorities Decrease Medical Care Costs with focus on San Diego Increase Revenue by negotiating rate increases Membership Stabilization

Case Study: Reducing Costs in San Diego Savings Contract Termination $0.8M Medical Management $0.3M Contract Re-Negotiation $1.7M $2.8M Annually $2.8M Annually ~ ~

Medi-Cal Revenue PMPM
$98.07
$94.68
$91.21
$91.23
$91.95
$0
$50
$100
$150
2002 2003 2004 2005 YTD 3Q06
Revenue PMPM
Quality Improvement Fee (QIF)
Effective  July 2005
1
1. Excludes San Diego operations acquired June 2005; From Molina Healthcare of California
PMPM

2007 Initiatives
Profitable growth in membership
SCHIP
Staff Model Offices
Medicare
Provider network strategic partnerships
Achieve operational competence leading to excellence
Establish position as best plan in the counties we serve

Prospects for Coverage Expansion
Governor Schwarzenegger’s coverage expansion proposal
Increasing Medi-Cal rates significantly
Requiring individual coverage
Guaranteeing coverage
Encouraging personal responsibility for health and wellness
Providing low-income individuals affordable coverage
Improving insurer and hospital efficiency
Enhancing tax breaks for purchasing coverage
Contributing to the cost of coverage

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY Ann O. Wehr, MD President Molina Healthcare of New Mexico New Mexico: Acquisition & Integration

About Molina Healthcare of New Mexico
62,249
65,381 64,000
63,262
60,401
'02 '03 '04 '05 '06
Membership history
Presbyterian
50%
Lovelace
26%
Molina
24%
Market Share
1
1. Estimated membership as of December 31, 2006
Santa Fe
Santa Fe
Albuquerque
Albuquerque
Las Cruces
Las Cruces
Health plan acquired by Molina in 2004
3:1 Federal to State match
Statewide service area including ABD
11% of membership are ABD members

Refocusing on Medicaid Change of contract structure Commercial Medicaid Network Alignment Administrative Resource Realignment

Serving Elderly & Disabled Medicaid Members
\
TANF
89%
ABD
11%
ABD
11%
Caring for the ABD population
since inception of Medicaid
Managed Care (Salud!) in NM in
July 1, 1997
LTC, Native American, and Duals
are only populations excluded
from NM managed care.
Care of these members
is integrated into that of
entire membership
All Diagnosis included in
managed care (except
behavioral health carve out
effective July 1, 2005)
Molina Healthcare of New Mexico
Membership Profile

Appropriate Management of Medicaid ABD Population
Utilization
Management
Utilization
Management
Medical
Case
Management
Medical
Case
Management
Care
Coordination
Care
Coordination
Disease
Management
Disease
Management
Provider
Contracting
Provider
Contracting
Staff
Selection
Staff
Selection
1. Identification of  High Risk Members
2. Managing their conditions
TANF EPISODIC CARE
TANF Common Conditions*
Pregnancy
Perinatal complications
Respiratory Illness
Injury & poisoning
ABD CHRONIC CARE
ABD Common Conditions *
Circulatory System Diseases
Respiratory System Diseases
Digestive System Diseases
Neoplasm
Injury & poisoning
* Based on New Mexico FFS Claims for 12 months ended 9/2006

How you do identify High Risk Members?
Identify members through a variety of methodologies:
Prior authorization request,
concurrent review, specific drug
utilization, etc
Claims reports
Risk Stratification Software
Referrals from employees, providers,
and vendors
Enrollment surveys
Welcome calls

■ ■ ■
	■ ■	■ ■
	■ ■ ■	■ ■ ■ ■ ■ ■ ■
		■ ■ ■ ■

31

MOLINA HEALTHCARE

Management
of TANF
vs. ABD
Specialty Contracting
Behavioral Health Contracting
LTC Co-ordinations
Hospital Contracting
Home Health
I.V. Therapy
Durable Medical Equipment (DME)
PCP contracting, Pediatric
contracting
Episodic, Acute Hospital
Admission
Pregnancy related conditions
and providers (OB-GYNs)
Provider
Contracting
Cardiac
Diabetes
Pregnancy, Motherhood
Matters
Asthma, Breathe with Ease
Disease
Management
Aggressive Concurrent Review
Level of Care Management
Behavioral Health Conditions
Episodic, Acute, Pregnancy-
related conditions
Utilization
Management
Chronic Complex Conditions
Behavioral Health Coordination
Pharmacy
Emergency Room
Episodic, Acute, Pregnancy-
related condition
Care
Coordination
ABD TANF
Medical
Management
Levers

Summary
Caring for the ABD population
requires a broader range of
staff skills than the traditional
Medicaid population
Programmatic differences will
have an impact: Benefits vary
by state
Successful coordination of care
results in positive financial
impact for the company and
more efficient use of healthcare
resources
LTC
Duals
ABD
TANF
Number of potential enrollees

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY Jesse L. Thomas President Molina Healthcare of Ohio Story of a Start-up

About Molina Healthcare of Ohio
27,000
30,000
76,000
33,000
250
4Q05 1Q06 2Q06 3Q06 4Q06
Membership history
1
1. Estimated membership as of December  31, 2006
Began discussions with the State in 2004
Selected to serve 4 regions for TANF & ABD population
Began operations in December 2005
\
TANF
90%
ABD
10%
ABD
10%
Eligibles in four (awarded)
regions:
682K
Cincinnati
Cincinnati
Columbus
Columbus
Dayton
Dayton
~
~

Expansion Timeline
2004
2005
2006
2007
Initial county-specific
Covered Families and
Children (CFC) Request
for application (RFA)
submitted
March
Entered ODJFS Readiness
Review Phase
June
Opened permanent office
November
Provider Agreement effective for
Montgomery and Clark counties
December
Provider Agreement effective
for Franklin County
February
Submitted application for Regional CFC RFA
August
Provider Agreement effective for West
Central and Southwest  CFC regions
Submitted response to
Regional Aged, Blind, and Disabled (ABD) RFA
September
Provider Agreement effective for Southeast region
October
Received Approval for ABD regional expansion
December
Provider Agreement effective  for Central
CFC region
January
Provider Agreement effective for
Southwest ABD region

Fostering patient family/provider relationships
Psycho-social
Understanding my condition
Transition of care
Quality of care

36

Vulnerable Without Care Management Growing case loads Uncontrolled spending Geographically dispersed population Poor access to care Pent up demand for services Over utilization of Emergency Room (ER)

Improved Health and Quality of Life with Care Management
Quality of care
Improved access to care
Cost savings
Case management
Disease management
Pharmacy management
Medical home
Quality of care
Transition
of care
Understanding
my condition
Psycho-social
Fostering
patient
family/provider
relationships

Lessons Learned from a Start-Up Transition Contracting challenges Expansion time frame Lack of claims experience

Lessons Learned
Molina Transition to Molina
from former company
Culture
Difficult to enter market;
membership now
supports re-contracting
Membership permitted
re-contracting effort
Provider Contracting
100% Medicaid focus Exit of commercial
business
Product Focus
Transition from
development to
operations
Transition from multiple
products to Medicaid
only
Management
Ohio Start-Up NM Acquisition Lessons Learned

Executive Panel 1 Q&A

Break Next: Guest Speaker

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY Terry P. Bayer Chief Operating Officer Molina Healthcare, Inc. Increasing Administrative Efficiency

“You can manage your medical costs, but you can control your administrative costs.” - C. David Molina, MD, MPH

Membership & Infrastructure Growth 405 489 788 893 564 1,020 298 '00 '01 '02 '03 '04 '05 '06 Membership 1. Estimated membership December 31, 2006. Excludes discontinued Indiana operation. 1

Provider Contracting Efficiency
Why?
Unit cost reduction
Network expansion
How?
Contract templates
Language library
Contract management tracking software
Contract modeling software
Negotiation training

Reducing the “Hassle” Factor
Why?
Strengthening relationships with providers & members
Reducing cost in provider offices and at Molina
How?
Electronic Access via ePortal
Eligibility inquiry
Claims submission and status inquiry
Authorization submission and status inquiry
Member ID cards

ePortal: Providers Total Provider Enrollment 1,736 2,951 3,965 4,146 5,745 6,952 7,850 8,394 3,657 1,020 619 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Provider Payment Efficiency
Why?
Reduce labor cost & increase accuracy
How?
Reduce paper claims submission
Increasing EDI
Reducing vendor costs to scan paper
Contract standardization
System configuration
Pre-adjudication logic
Provider match
Member match
Auto-Adjudication of Claims

Operational Efficiency
Administrative Expense Leverage
© 2007 Molina Healthcare, Inc.
Standard Policies &
Procedures
Core Systems
Standardization
Infrastructure
Optimization
Intelligent
EDI Gateway
Encounter Engine
VoIP Expansion
Customer Relations
Management (CRM)
Self Service
Portal for
Providers
and Members
Standardized
contract templates
Standardized
configuration models
Centralization of
Key Functions
Consistent
Processing of input
Automated claims
workflow
Contract modeling
Contract library
Document
Composition
Leveraging Technology

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY Enabling Administrative Efficiency Amir Desai Vice President, Core Systems Molina Healthcare, Inc.

IT Focus
Adopting Next
Generation Technology
Extending our
Application
Footprint
Enhancing
Organizational
Efficiency
Services oriented technology
Virtualization
Enterprise Capabilities
- Workflow
- Document composition
- Customer Relationship Management
- Encounters engine
- Self-Service portal
- Intelligent EDI
Architectural governance
Portfolio management
ITIL®

Next Generation of Technology
Services Oriented Architecture (SOA)
- Creating abstracted logic that can be leveraged
multiple times across the organization to speed
development and reduce costs.
- Ensuring scalability to keep up with growth.
Virtualization
- Deploying virtualization technology to decrease
hardware costs.

Claims
Medical Management
Enterprise
Utilities
Document
Generation
Intelligent
EDI
Workflow
Customer
Relationship
Management
Encounter
Engine
Reusable technology assets to be
leveraged across Molina health plans
Reusable technology assets to be
leveraged across Molina health plans
Extending Our Application Footprint
ePortal
Risk-adjustment
Analytics
Community Outreach
Medicare Sales
New features to
promote Self-Service
Medical Management
Claims
Member Services
Pre-Adjudication Logic
Trading Partner Management

Enhancing IT Organization Efficiency Architectural Governance Portfolio Management Adoption of IT Infrastructure Library (ITIL®)

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY Joseph W. White Chief Accounting Officer Molina Healthcare, Inc. Leveraging Administrative Efficiency

Continued Investment in our Infrastructure
Growth related investments as well as strengthening our existing operational efficiency
1. Core Admin as a percentage of revenue is admin expenses excluding premium taxes as a percentage of total revenue
6.6%
5.9%
7.2%
8.6%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
2003 2004 2005 3Q06YTD
$0
$4
$8
$12
$16
Core Admin- %of Total Revenue Core Admin PM PM

Administrative Expense Leverage
Long-Ter m Profitable Growth
© 2007 Molina Healthcare, Inc.
Lower Capex
Lower depreciation
Reduced
software fees
Reduced
integration costs
Reduced
telecom  costs
Reduced EDI
transaction costs
Reduced staffing
costs/more consistent
processing
Reduced IT staff
intervention % costs
Flexible
deployment
of staff
Easier system
contract
configuration
Reduced training
costs
More accurate &
timely initial
processing
Reduced
re-work costs
Leveraging Technology
Standardized Policies and
Procedures
Increased member
& provider
satisfaction

Executive Panel 2: Q&A

Break: Lunch Next: Financial Review

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY John C. Molina Chief Financial Officer Molina Healthcare, Inc. Financial Review

Molina Healthcare, Inc. 2007 Investor Day January 18, 2007 New York, NY John C. Molina Chief Financial Officer Molina Healthcare, Inc. Outlook for 2007

2
See cautionary language regarding the Company’s guidance and other forward-looking statements.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This presentation contains numerous "forward-looking statements" regarding the Company’s 2007 earnings guidance. Any statements that refer to guidance, projections, expectations, strategies, challenges, and opportunities, or their underlying assumptions, or other characterizations of future events or circumstances, are forward-looking statements. All of the Company's forward-looking statements are subject to numerous known and unknown risks, uncertainties, and other factors that could cause our actual results to differ materially. Such factors include, without limitation, risks related to: the achievement of a decrease in the medical care ratio of our start-up health plans in
Ohio and Texas; the achievement of projected savings from a decrease in the medical care ratio of our California health plan; an increase in enrollment in our Ohio and Texas health plans and in our dually eligible population consistent with our expectations; the Company's ability to reduce administrative costs in the event enrollment or revenue is lower than expected; higher than expected costs associated with the addition of new member in Ohio or Texas or dually eligible members and risks related to the Company’s lack of experience with such members; the Company's ability to accurately estimate incurred but not reported medical costs; the securing of premium rate increases consistent with our expectations; costs associated with the non-renewal of the Medicaid contract of the Company's Indiana health plan; the successful renewal and continuation of the government contracts of the Company's health plans; the availability of adequate financing to fund and/or capitalize the Company's acquisitions and start-up activities; membership eligibility processes and methodologies; unexpected changes in member utilization patterns, healthcare practices, or healthcare technologies; changes in federal or state laws or regulations or in their interpretation; failure to maintain effective and efficient information systems and claims processing technology; and other risks and uncertainties as detailed in the Company's reports and filings with the Securities and Exchange Commission and available on its website at www.sec.gov. All forward-
looking statements in this presentation represent the Company's judgment as of January 18, 2007.
The Company disclaims any obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

3
See cautionary language regarding the Company’s guidance and other forward-looking statements.
$2.6B
86.2%
10.3%
7.0%
$50.5M - $54.9M
$1.75 - $1.90
28.9M
38.4%
Revenue
Medical Care Ratio
G&A Ratio
Core G&A
Net Income
Diluted EPS
Diluted Shares Outstanding
Effective Tax Rate
2007 Earnings Guidance
$470K pre tax equals $0.01 diluted EPS
~
~
~
~
~
~
~
~
~
~
~
~
~
~
~
~

4
See cautionary language regarding the Company’s guidance and other forward-looking statements.
What will change in 2007?
•Higher invested balances off setting
lower interest rates
$25.0M Investment Income
Interest Expense
Core SG&A
Medical Care Ratio
Revenue
•Borrowing to fund capital infusions
into OH, IN, TX and CA
$7.0M
•Higher premium revenue
•Core SG&A flat PMPM
7.0%
•OH and TX expansions
•Dual eligible expansion
•Pent up demand in OH and TX
•CA Improvement
86.2%
•Full Year of CAPE
•OH and TX expansions
•Dual eligible expansion
•Loss of IN contract
$2.6B
Drivers 2007
Guidance

5
See cautionary language regarding the Company’s guidance and other forward-looking statements.
How will we grow in 2007?
Membership
(in thousands)
Membership growth will come from Ohio, Texas and Dual Eligibles
564K
1,145K
1,075K
788K
893K
1. “E” represents estimated
2. Legacy health plans include California, Indiana, Michigan, New Mexico, Utah and Washington. Indiana operations terminated 12/31/2006.
3. “Start-Ups” health plans include Ohio and Texas.
1
-
200
400
600
800
1,000
1,200
2003 2004 2005 2006 E 2007 E
Legacy Health Plans Start-Ups Dual Eligibles 2 3

6
See cautionary language regarding the Company’s guidance and other forward-looking statements.
How will we grow in 2007?
Premium Revenue
(dollars in  millions)
Premium revenue growth will come from Ohio, Texas and Dual Eligibles
1
$1,640M
$2,000M
$2,600M
$1,171M
$792M
1. “E” represents estimated
2. Legacy health plans include California, Indiana, Michigan, New Mexico, Utah and Washington. Indiana operations terminated 12/31/2006.
3. “Start-Ups” health plans include Ohio and Texas.
$0
$500
$1000
$1500
$2000
$2500
$3000
2003 2004 2005 2006 E 2007 E
Legacy Health Plans Start-Ups Dual Eligibles
3 2

7
See cautionary language regarding the Company’s guidance and other forward-looking statements.
93.5%
90.4%
70%
80%
90%
100%
3Q06 YTD 2007 E
83.1%
84.1%
86.9%
84.4%
86.2%
75%
80%
85%
90%
2003 2004 2005 3Q06 YTD 2007 E
Medical Care Ratio
Our guidance assumes a decrease in our Start-Ups’ medical care ratios.
1. “Start-Ups” include operations in Ohio and Texas.
2. “E” represents estimated
Consolidated Medical Care Ratio
Start-Up¹
Medical Care Ratio
2

8
See cautionary language regarding the Company’s guidance and other forward-looking statements.
Continued Investment in our Infrastructure
Investing in growth and strengthening our existing operational efficiency
Core Admin is administrative expenses excluding premium taxes. “E” represents estimated.
7.0%
6.6%
5.9%
7.2%
8.6%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
2003 2004 2005 3Q06YTD 2007 E
$0
$4
$8
$12
$16
Core Admin - %of Total Revenue Core Admin PM PM

9 See cautionary language regarding the Company’s guidance and other forward-looking statements. Selected Health Plan Outlook

See cautionary language regarding the Company’s guidance and other forward-looking statements.
300K
300K
321K
253K
0
100
200
300
400
'04 '05 '06 E '07 E
84.2%
88.0%
86.2%
83.7%
50%
69%
88%
107%
'04 '05 3Q06
YTD
'07 E
California excluding Dual Eligibles
Membership
(in thousands)
Opportunities:
In 2007 a one percent change in the MCR changes
medical costs by $3.6M ( $0.07 -$0.08 EPS).
Guidance includes only a 1.75% rate increase.
Utilization is well managed.
Re-contracting efforts have shown success in the
second half of 2006.
Excess clinic capacity can reduce capitation expense.
Challenges:
Termination of certain contracts may decrease enrollment.
Guidance assumes savings of $7.4M ( $0.16 EPS) as the
MCR drops  from anticipated 2006 levels to approximately
84.2%.
Most savings will need to come from contracting.
Projected decrease in MCR may be difficult to achieve
with limited premium increases.
Medical Care Ratio
~
~
~
~

See cautionary language regarding the Company’s guidance and other forward-looking statements.
93.2%
90.6%
30%
50%
70%
90%
3Q06 YTD '07 E
160K
76K
0
50
100
150
200
'06 E '07 E
Ohio
Membership
(in thousands)
Opportunities:
Large TANF and ABD populations.
Ohio PMPM revenue is higher than Company average.
TANF rate increase for 2007 is minimal (1.0%); but  ABD members will increase blended
PMPM by 35%.
Management of ABD population may yield savings.
In 2007 a one percent change in the MCR changes medical costs by $5.2M ( $0.11 EPS)
Medical Care Ratio
~
~

See cautionary language regarding the Company’s guidance and other forward-looking statements.
93.2%
90.6%
30%
50%
70%
90%
3Q06 YTD '07 E
160K
76K
0
50
100
150
200
'06 E '07 E
Ohio
Membership
(in thousands)
Medical Care Ratio
Challenges:
Guidance assumes 31% TANF penetration.
Each 1% of TANF penetration equates to approximately $16.0M of revenue on an annualized basis.
Guidance projects improved medical costs due to re-contracting and lower costs in new regions.
Guidance assumes savings of $3.5M ( $0.07-$0.08 EPS) as the MCR drops from anticipated 2006 levels to approximately 90.6%.
Guidance assumes a decreasing MCR through the year. Delays in re-contracting and membership rollout may delay improvements in the MCR.
~
~

See cautionary language regarding the Company’s guidance and other forward-looking statements.
86.6%
85.1%
50%
60%
70%
80%
90%
3Q06 YTD '07 E
2K
11K
0
2
4
6
8
10
12
'06 E '07 E
Dual Eligibles
Membership
(in thousands)
Opportunities:
High per member per month revenue.
Each 1,000 additional members add $14M in annualized
premium revenue (Revenue PMPM is $1,100 - $1,200).
Large populations in CA and MI.
Providers have extensive managed care experience.
Medical costs in UT have been better than expected.
In 2007 a one percent change in the MCR changes
medical costs by $1.0M. ( $0.02 EPS)
Challenges:
Members are acquired one at a time.
High member acquisition cost.
Limited Company experience with product.
Limited cost data to set rate bids and claims reserves.
FY 2007 costs will depend heavily on two new
markets (CA and MI).
Medical Care Ratio
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31K
19K
0
10
20
30
40
'06 E '07 E
Texas
Membership
(in thousands)
89.0%
50%
80%
110%
140%
'07E
Medical Care Ratio
Opportunities:
LTC benefit for STAR Plus.
TX PMPM revenue is higher than Company average.
Guidance includes no TANF or SCHIP rates increase.
Challenges:
Guidance assumes improved medical care ratio.
In 2007 a one percent change in the MCR is expected
to change medical costs by $0.8M ( $0.02 EPS).
There may be delays in the roll out of membership.
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Investing in Growth
1Q06 2Q06 3Q06 4Q06 E 1Q07 E 2Q07 E 3Q07 E 4Q07 E
Ohio Indiana Texas
“Start-Up” Net Worth Requirement
Start-Ups require statutory and contractual capital commitments
1. For the purpose of this slide Start-Up health plans include Ohio, Texas and Indiana.
2. “E” represents estimated.
$7.5M
$56.4M
$25.0M
$51.9M
$7.5M
$38.1M
$68.3M
$7.5M
By December 31, 2007,  we project we will have drawn approximately $75M on our credit facility, principally to fund the capital requirements of our California and
Start-Up health plans. Increased interest expense is expected to exceed increased interest income.
1

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Risks and Opportunities
Reducing Interest
Costs
Start-Up Capital
Requirements
Utah Savings Sharing SNP Growth
Admin Leverage California Medical Costs
Start-Up Medical Costs
including SNP
Start-Up Enrollment
New Mexico
Contract Amendment
Start-Up Medical Costs
Opportunities
Risks

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EPS Build Out: Illustrative Example Based on Guidance Mid-Point
$1.21
$0.40
($0.11)
$1.50
$0.21
$0.18
$0.12
$0.09
($0.09)
($0.19)
$1.82
1
1
1. IMPORTANT DISCLAIMER; these figure represents our annualized earnings per share (based 9/30/06 results) for  illustrative purposes only and are NOT to be construed or interpreted as our actual fourth quarter or 2006 year end results.
(All figures and estimates are approximate)
Earnings per diluted share for nine months ended
September 30, 2006
Additional Increment required to annualize net income for nine months ended September 30, 2006
Exclude 2006 positive prior period development
Starting Point
Expected Incremental changes in 2007:
Ohio Enrollment & Lower Medical Costs
Lower Medical Cost in California
Texas Enrollment & Lower Medical Costs
Termination of Indiana Contract
Additional Corporate Interest Expense, Net of Investment Income
Net Changes in Other Plans
2007 Guidance Mid-Point Diluted EPS

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